                                  ScottishPower
                                   Form U-33-S
                                    Exhibit A
                                   Page 1 of 2


                                  ScottishPower
                                        |
                                        |
                                        |
                                      SPUK
                                        |
                                        |
                                     Genscot
                                        |
                                        |
                                     Manweb















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                                   Page 2 of 2








                         PacifiCorp
                  Group Holdings Company
                          (Oregon)
                             |
                             |
                             |
                             |
                             |
                             |
                  --------------------------------------------------------------
                  |                              |           |        |
       -------------------------                 |           |        | 100%
       |                       |                 |           |       New
      New                     New                |           |    IndoPower
   IndiaPower              IndiaPower            |           |    Investment
    Company                 Company              |           |     Company
      One                     Two                |           |    Pte. Ltd.
  (Mauritius)             (Mauritius)            |           |   (Singapore)
       |                            |            |           |        |
       | 99.99%                     | 0.01%      |           |        |
       -----------------------------|            .0005%      |        | 99.9995%
                 |                  |                        ----------
           EnergyWorks              |                       PT EnergyWorks
          India Company             |                          Indonesia
         Pvt. Ltd. (India)----------|                         (Indonesia)